Exhibit 10.27

1.

Project:

Development of diagnostic blood tests, cancer prognosis

Study with preservation of blood samples

2.

Investigator

Principal Investigator :

Belgian Volition SA represented by:

Cameron Reynolds, CEO

Dr Jake Micallef, CSO

Dr Marielle Herzog, Lead Scientist

Address

Belgian Volition SA

Rue du séminaire, 20A ; 5000 Namur

Others Investigators:

CHU UCL Mont-Godinne

Biobank Service represented by:

Pr. Carlos Graux, Biobank Coordinator

Dr. Fabienne George, Biobank Manager

Gastroenterology Department represented by:

Pr. Thierry De Ronde, Head of Department

Dr. Jean-François Rahier, Assistant Head of Department

Dr Jean-Paul Martinet

Dr Abdénor Badaoui

Dr. Anne Druez

Oncology Department represented by:

Pr. Lionel D’Hondt, Head of Department

3.

Scientific Investigators:

Contact person in charge of the project: Development of diagnostic blood tests, cancer prognosis. Study with preservation of blood samples are respectively :

-

Marielle Herzog, PhD, for Belgian Volition SA

Rue du séminaire, 20A ; 5000 Namur

Tél : +32 (0)81 72 56 46, m.herzog@volitionrx.com

-

Fabienne George DVM, PhD, for the Biobank

CHU UCL Mont Godinne, Av. Dr. G. Thérasse, 1, 5530 Yvoir

Tél : +32 (0)81 42 44 95, Fabienne.George@uclouvain.be

-

Prof. Thierry De Ronde, for the Gastroenterology Department

CHU UCL Mont Godinne, Av. Dr. G. Thérasse, 1, 5530 Yvoir

Tél : +32 (0)81 42 32 60, thierry.deronde@uclouvain.be

-

Dr. Jean-François Rahier, for the Gastroenterology Department

CHU UCL Mont Godinne, Av. Dr. G. Thérasse, 1, 5530 Yvoir

Tél : +32 (0)81 42 32 52 ; Jean-Francois.Rahier@uclouvain.be

-

Pr. Lionel D’Hondt, for the Oncology Department

CHU UCL Mont Godinne, Av. Dr. G. Thérasse, 1, 5530 Yvoir

Tél : +32 81 42 38 45 ; lionel.dhondt@uclouvain.be

4.

Study:

The aim of this project is to develop and clinically evaluate non-invasive cancer detection blood test for early detection and prognostic.

5.

Study place:

The recruitment and blood sampling will take place at CHU UCL Mont-Godinne.

Blood samples will be stored at CHU UCL Mont-Godinne Biobank.

The analysis will be performed by Belgian Volition at Namur.

6.

Project period:

The project shall run for an initial period of 1 year starting at the date of the signature of this agreement and could be extended by the mutual agreement of the signatories’ investigators.

7.

Sampling size:

The aim is to include a representative cohort of patient with a digestive pathology (colorectal cancer, polyp, inflammatory bowels diseases). The estimated number of patient that will be included in this study: 250 patients distributed as following:

➢

For suspicious of colorectal cancer:

-

all the neo-cases

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50 subject with colon polyps

-

50 healthy subjects

➢

For Inflammatory bowels diseases:

-

60 subject with a Crohn’s disease divided in 3 categories according to the Harvey-Bradshow activity index (20 subject in inactive phase, 20 subjects in active phase, 20 in severe phase)

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60 subjects with a chronic ulcerative colitis, divided in 3 categories according to the Mayo index (20 subjects in quiescent phase, 20 subjects in mid-phase, 20 subjects with severe phase)

8.

Procedure :

The procedure for suspicious neoplastic pathology and for the inflammatory bowels disease is as per the collection protocol agreed with Belgian Volition.

The procedure for blood sampling is as per the agreed to blood sampling protocol with Belgian Volition.

9.

Funding:

Administration and treatment samples costs will be distributed as described:

Sample handling and treatment: 40 euros/sample

Data-managing : 60 euros/sample

Bank account details: Gastroenterology Department:

IBAN : BE80 0000 0462 4977

BIC : BPOTBEB1

Beneficiary : CHU Mont-Godinne, Avenue Dr Thérasse, 1 à 5530 Yvoir

Communication : 41680022 Gastro Department

An invoice will be sent to Belgian Volition SA each 2 months. The amount will be calculated according to the number of sample supply during the invoiced period (2months).

Will be provided by Belgian Volition SA:

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Cryotubes (NUNC, réf 366656, Internal thread, Bottom shape conical, Working volume 1ml , Length 42mm, Diameter 12.5 mm )

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« Nucleosome Stabiliser »

10.

 Ethic

The project: Development of diagnostic blood tests, cancer prognosis; Study with preservation of blood samples - proposed by Belgian Volition SA in collaboration with the CHU UCL Mont-Godinne Biobank was approved by the ethical committee: “Medical Ethics Committee of the University Hospital UCL Mont-Godinne”, as Principal Ethical Committee for this study.

An information and consent forms are signed by the patient and the clinician.

The data given to Belgian Volition SA are anonymous. Only the CHU UCL Mont-Godinne Biobank will be able to make a link between a sample ID and the name of the patient to allow a follow-up.

11.

Confidentiality :

Belgian Volition SA, the CHU UCL Mont-Godinne Biobank, the Gastroenterology Department and the Oncology Department from the CHU UCL Mont-Godinne will be  hereafter named « PARTIES »

During the project, staff from each PARTY may have the opportunity to learn, or even to exchange views and information, on the project and the results.

Each PARTY agrees therefore to require of its staff to respect a strict confidentiality of the information and results of the others PARTIES. These information and results cannot be used or transferred to a third party without the express consent of the others PARTIES. The term “information” includes any information or data, whatever form it takes belonging to a PARTY.

12.

 Publication :

Belgian Volition SA may publish in scientific journal the results of work performed with the samples provided by the CHU UCL Mont-Godinne.

In this case, Belgian Volition agrees to include in the list of authors of the publication, the different partners of the project according to their contribution (included those named in the first point). The origin of the samples (Biobank CHU UCL Mont-Godinne) will be indicated in the Materials and Methods of the publication.

Made 05 copies, Namur, August 06, 2012

For the Biobank,

For Belgian Volition SA

CHU UCL Mont-Godinne

/s/ Pr. Carlos Graux

/s/ Cameron Reynolds

Pr. Carlos Graux

Cameron Reynolds

Date : August 06, 2012

Date : August 10, 2012

/s/ Dr. Fabienne George

/s/ Dr. Jake Micallef

Dr. Fabienne George

Dr. Jake Micallef

Date : August 07, 2012

Date : August 10, 2012

For the Gastroenterology Department

For the Oncology Department

CHU UCL Mont Godinne

CHU UCL Mont Godinne

/s/ Pr. Thierry De Ronde

/s/ Pr. Lionel D’Hondt

Pr. Thierry De Ronde

Pr. Lionel D’Hondt

Date : August 07, 2012

Date : August 07, 2012

/s/ Dr. Jean-François Rahier

Dr. Jean-François Rahier

Date : August 07, 2012

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